Exhibit 99.1

Hell’s Kitchen Project Salton Sea Geothermal Field, Imperial County, CA January 2026 One of America’s Largest & Most Advanced Geothermal Power + Critical Minerals Project Jim Turner President, ACR David Andrada Strategic Advisor, ACR

This presentation contemplates the proposed business combination involving Plum Acquisition Corp. IV (“Plum IV”) and American Critical Resources (“ACR”), a subsidiary of Controlled Thermal Resources Holdings Inc. Definitive Documentation The parties will announce additional details regarding the proposed business combination if and when a definitive agreement is executed . No assurances can be provided as to the entry into or timing of any definitive agreement or the consummation of any transaction . Any transaction would be subject to the completion of satisfactory due diligence, negotiation of definitive agreements, board and shareholder approvals, regulatory approvals, and other customary conditions . Forward - Looking Statements All information in this presentation concerning ACR has been provided solely by ACR and has not been independently verified by Plum IV, which makes no representation or warranty regarding the accuracy or completeness of such information and assumes no obligation to update the information in this presentation, except as required by law. This presentation includes “forward - looking statements” with respect to Plum IV and ACR. The expectations, estimates, and projections of the businesses of ACR and Plum IV may differ from their actual results, and consequently, you should not rely on these forward - looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward - looking statements. These forward - looking statements include, without limitation, estimates and projections provided by the Company with respect to the anticipated future performance of ACR, including anticipated development stages and strategy, expectations with respect to the execution and delivery of a definitive agreement with respect to the proposed business combination, anticipated financings related to the proposed business combination, future performance and anticipated financial impacts of the proposed business combination, the satisfaction of the closing conditions to the proposed business combination, and the timing of the completion of the proposed business combination. These forward - looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the control of Plum IV and ACR and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the negotiations and any subsequent definitive agreements with respect to the proposed business combination, and the possibility that the terms and conditions set forth in any definitive agreements with respect to the proposed business combination may differ materially from the terms and conditions set forth in the letter of intent; (2) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the proposed business combination and any definitive agreements with respect thereto; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the shareholders of Plum IV and ACR or other conditions to closing, or failure to obtain anticipated financing in connection with the proposed business combination; (4) the inability to obtain or maintain the listing of the combined company’s securities on the Nasdaq Stock Market LLC, the New York Stock Exchange, or another national securities exchange following the proposed business combination; (5) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (6) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (7) costs related to the proposed business combination; (8) changes in applicable laws or regulations; (9) risks related to ACR’s business, including fluctuations in demand and prices for lithium and other critical minerals, competition within the industry, the risks inherent in development projects and exploration activities, potential delays or cost overruns in capital expenditures, the ability to secure necessary raw materials, permits, compliance with regulatory requirements, environmental and safety obligations, economic and market conditions, and political or geopolitical developments; (10) the “Risk Factors” sections of the most recent Annual Report on Form 10 - K filed with the SEC by Plum IV; and (11) other risks and uncertainties included in documents filed or to be filed with the SEC by Plum IV, ACR and the combined company. The foregoing list of factors is not exclusive. You should not place undue reliance upon any forward - looking statements, which speak only as of the date made. Plum IV and ACR do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances upon which any such statement is based, except as required by law. Past performance by Plum IV and ACR is not a guarantee of future performance. Therefore, you should not place undue reliance on the historical record of the performance of Plum IV and ACR as indicative of future performance of an investment or the returns that Plum IV and ACR will, or are likely to, generate going forward. 2 Disclaimer (1/2)

3 No Offer or Solicitation This presentation shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or regarding the proposed business combination. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction where such offer, solicitation, or sale would be unlawful under the securities laws of any such jurisdiction. Additional Information and Where to Find It If a definitive agreement is entered into in connection with the proposed business combination, Plum IV or a newly formed holding company will prepare and file a registration statement on Form S - 4, including a preliminary proxy statement/prospectus (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”). Plum IV urges investors and securityholders to read the proxy statement/prospectus and other documents filed with the SEC when they become available, as they will contain important information regarding the proposed business combination. The Proxy Statement will be distributed to holders of Plum IV’s Class A Ordinary Shares in connection with Plum IV’s solicitation of proxies for the vote by Plum IV’s shareholders with respect to the proposed business combination and other matters as will described therein. All SEC filings will be available free of charge at www.sec.gov, or by directing a request to: Plum Acquisition Corp. IV, 2021 Fillmore St., #2089, San Francisco, California 94115, Attention: Kanishka Roy, or by email at plumir@icrinc.com. Participants in the Solicitation Plum IV, ACR, and their respective directors, officers, and employees may be deemed participants under SEC rules in the solicitation of proxies in connection with the proposed business combination. Information about Plum IV’s directors and officers is available in Plum IV’s SEC filings. Disclaimer (2/2)

4 Proven Lithium Extraction Demonstration Plant operating at 1/15 th commercial scale Integrated Model combines renewable geothermal power with critical mineral extraction in a single, co - located facility Positioned at the Intersection of Two Megatrends: Energy Transition and Critical Minerals Surging lithium demand , onshoring supply chain, and global investment momentum present market tailwinds Strong U.S. Government Support - Billions in funding for critical minerals and clean energy sectors One Resource. Two Solutions. Clean Power & Critical Minerals Strategic collaborations and investments with Global Auto Manufacturers and Energy Industry From Brine to Battery: A Complete Solution for the Energy Transition

LOI for Proposed Business Combination with Plum Acquisition Corp. IV

American Critical Resources

12 Years Development
$285M invested to date

Stage 1 shovel-ready with advanced multi-stage development plan

Experienced Leadership
Leadership team with 35+ years operational experience in Salton Sea Geothermal Field

Proven Resource & Demonstrated Process
Demonstrated and proven

Direct Minerals Extraction process

World Class Development Partners

Engineering & Technology	Project Execution	Finance and Advisory
Baker Hughes	HATCH	HALL CHADWICK
Aquatech	hargrove	Cohen & Company Capital Markets

plum

Proven SPAC Expertise
Multiple successful platforms and public listing outcomes

Seasoned Leadership
Deep transaction experience

40+ IPOs & $650B in M&A transactions across leadership teams

Access to Capital
Extensive proprietary network to access deep pockets of capital through the extended Plum family

Previous Case Studies

Closed June 2021	Closed September 2024	Closing February 2026
FS FinServ Acquisition Corp.	plum	plum
Combination with	Combination with	Combination with
Katapult	veea	Tactical Resources

5

Project Overview ACR President, Jim Turner

Fully Integrated & Demonstrated Process - Ready for Construction


1. Baseload Power
2. Polymetallic & Minerals
3. Lithium DLE
4. Potash (KCl)

Stage 1 Concept Image
Hell's Kitchen - Imperial County, California

1. Geothermal wells at ~6,000-8,000 feet produce brine and steam to generate baseload energy.
2. Brine is conditioned to allow for the efficient extraction of polymetallics and multiple critical minerals.
3. Lithium chloride is extracted from brine utilizing proven DLE technology. Production of battery-grade lithium products.
4. Capacity for a potash (KCl) extraction step. Depleted brine is returned to the geothermal reservoir.

Stage 3 Critical Minerals Stage 4 Critical Minerals Concept Image Hell’s Kitchen - Imperial County, California 8 Stage 2 Critical Minerals Modular Designed Project Stages for Rapid Expansion Capacity Stage 1 Power & Critical Minerals Stage 1 ready to advance to construction Engineering designed to replicate modular Project Stages for rapid expansion across the resource field

Strategic U.S. Power & Critical Minerals Resource

Power
50 MW

- 24/7 clean baseload energy from geothermal wells
- Powers mineral extraction and advanced manufacturing industries (battery plants, data centers)

Lithium
~100,000 tpa

- Core component for EV batteries and energy storage systems
- Demand projected to double by 2035; critical for electrification and decarbonization

U.S. Critical Mineral

Potash
~3,000,000+ tpa

- Essential fertilizer for global agriculture
- Supports food security and sustainable farming practices
- The U.S. imports ~93% of its potash needs

U.S. Critical Mineral

Polymetallics
~450,000+ tpa

- Zinc and Manganese used for high-performance battery cathodes
- Essential for defense, energy applications, and agriculture

U.S. Critical Mineral

Critical Minerals
U.S. Designated

- 34 of 60 U.S. designated Critical Minerals present in Salton Sea brine
- Use in advanced electronics, aerospace, and defense technologies

U.S. Critical Minerals

Near Term Staged Development (Power, Lithium)	Mid Term (Potash, Polymetallics)	Long Term (Critical Minerals)

Why It Matters - Global AI & Data Center Growth is Redefining Power Demand • 50% of new U.S. power demand growth is now coming from data centers • Data centers are projected to use more than 134 GW of new baseload power in the U.S. by 2030 Operational Data Centers Planned Data Centers Data Centers expected to comprise ~8% of U.S. power demand by 2030 IEA, S&P Global, Data Center Map – Enerdatics. Power demand – IEA, Goldman Sachs, EIA Data Center electricity use expected to triple by 2030 • Data centers require 24 - 7 baseload power - with a preference for clean energy • Rising data center demand is driving growth in Battery Energy Storage Systems (BESS) 10

Lithium demand is no longer just an EV story

BESS expected to surge to **~22%** of future lithium demand by 2035

Global BESS deployments up **~35% YoY**

U.S. Defense prioritizing BESS procurement and deployment

BESS Market Share Anticipated Growth of 175% since 2021


EV
BESS
Other
~0.4 TWh
8%
66%
2021a
~1 TWh
14%
72%
2023a
~1.5 TWh
22%
75%
2025e

Global lithium demand rising sharply, with volumes projected to double by 2035

BESS expected to require 700,000+ tonnes LCE by 2035


Global LCE Demand (million tonnes)
1.44
1.64
3.1
2025
2026
2035

Source: BMI, Rho Motion, Canaccord Genuity, DoD Battery Briefing, 2025

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Office of Energy Dominance Financing Strategic funding and investment programs Accelerate Geothermal Energy Development Executive Order Immediate Measures to Increase U.S. Mineral Production - Executive Order U.S. - Australia Critical Minerals Framework JP Morgan $1.5 Trillion Security and Resilience Initiative Orion $1.8 Billion Critical Mineral Consortium Powerful Actions Taken by U.S. Government and Private Sector to Unleash American Energy & Critical Minerals “This is just an awesome resource that’s under our feet. Let’s work together to better energize our Country and reshore manufacturing.” U.S. Secretary of Energy, Chris Wright

R&D for Defense Materials Vital to U.S. National Security

Cs — Cesium

Defense Use: Atomic clocks, quantum sensing, secure communications.

Foreign Sources: China dominates global reserves.

ACR Advantage: One of the only known U.S. sources of naturally occurring cesium in brine.

Rb — Rubidium

Defense Use: Quantum devices, precision navigation, secure timekeeping.

Foreign Sources: China, Canada.

ACR Advantage: Currently unmined in the U.S.

B — Boron

Defense Use: Armor plating, control rods in naval reactors, advanced materials.

Foreign Sources: Turkey (dominant), Argentina.

ACR Advantage: Enhances U.S. resilience in defense-grade Boron supply.

Ba — Barium

Defense Use: Radiation shielding and armor, energy production, and electronics.

Foreign Sources: China, India, Morrocco.

ACR Advantage: U.S. almost 100% import-reliant.

Sr — Strontium

Defense Use: Infrared detection systems; Sr-90 in radioisotope power systems.

Foreign Sources: Mexico, China.

ACR Advantage: Secures domestic availability from a brine co-product stream.

U.S. Critical Minerals (Cs, Rb, B, Ba) | **Non-Critical** (Sr)

Development Overview

Best - In - Class ESG Credentials for Baseload Power and Critical Minerals Small physical footprint Fully integrated with no overseas processing Near - zero CO 2 emissions No open - pit mining or evaporation ponds Powered by renewable energy and steam No process tailing pits or tailing ponds

We’ve Studied it - 12 Years Advancing Hell’s Kitchen with Global Partners NI - 43 - 101 Technical Report Preliminary Economic Assessment Definitive Feasibility Study (Stage1) Resource Evaluation Report Installation of two geothermal wells Resource Capacity Report Demonstration & Optimization Plant Conditional Use Permit (Stage 1) Field Development Plan - Power Imperial County Draft LVSP and PEIR 16

We’ve Proven It - Demonstration & Optimization Program Completed 770 hours of steady DLE operation at 1/15 th commercial scale Converted to lithium hydroxide monohydrate using Aquatech conventional technologies Achieved greater than 97 % lithium recovery through DLE operations Operated D&O plant to validate and optimize brine feed chemistry for downstream direct lithium extraction (DLE) testing Definitive Feasibility Study completed by Baker Hughes supports 30 - year operating life for Stage 1 Produced lithium chloride suitable for downstream processing 17

We’ve Planned for it - Permitting and Environmental Conditional Use Permit Approved for Stage 1 Counterparty (Permit Required) Statu s Stage s Overview of Permits Acquired In Progress Construction & Operations Drilling Activities Conduct Research Conduct Seismic Survey Purpo se ▪ Designated FAST - 41 Project ▪ US Army Corp of Engineers (Lead) ▪ California Fish and Wildlife ▪ Air Quality Management District ▪ Colorado River Basin - California Regional Water Quality Control Board (RWQCB) (401) x Imperial County Conditional Use Permit obtained in January 2024 x CEQA EIR – Notice of Determination issued x California Fish and Wildlife (1602) x Various local and state permits ▪ Imperial County Planning and Development Services — CEQA Documentation — Environmental Evaluation Committee — Conditional Use Permit ▪ California Regional Water Quality Control Board ▪ California Fish and Wildlife (Lake and Streambed Alteration Agreement) ▪ US Army Corp of Engineers ▪ CalGEM permits for well drilling issued at time of drilling ▪ Research Use Application for research activities on California Fish and Wildlife lands Letter of Approvals for: ▪ California Fish and Wildlife ▪ US Army Corp of Engineers ▪ Imperial County Planning and Development Services Near completion Stage 1 Stage 1 Stage 1 Stage 1 Stage 1 18

We're Building it - Long-Lead Equipment Staged for Construction

Advanced Development

- ~$285 million invested in Stage 1 development
- 2 existing ~25 MW_e wells
- Stage 1 long-lead equipment built and staged

A Trained & Ready Local Workforce

- Project Labor Agreement executed - de-risking construction program
- Local, trained workforce via Imperial Valley College 'LIFT' program.

Located in a Clean Energy, Manufacturing & Data Industry Precinct The Lithium Valley Specific Plan and Programmatic Environmental Impact Report will streamline permitting and approval processes in the region to attract investment and development across multiple industries x Renewable Energy x Material Processing x Data Centers x Battery Manufacture x Battery Storage x Recycling / Waste x Auto Manufacture x Hydrogen Production x Business Services x Logistics, Rail

Highly Experienced Lead Execution Team Rod Colwell CEO & Board Director 35+ years of experience in property, clean energy, and minerals commercial development Jim Turner President & Board Director 40+ years senior management positions in chemicals and renewable energy sectors Eric Thayer Chief Financial Officer 30+ years of experience in finance strategy, corporate development, org design, project finance and valuation Danny Sims Ph.D. P.G. Manager, Geology 35+ years of experience in mining and geothermal. Former VP Geology overseeing geologic support for successful Salton Sea development drilling James Suubam Head of Operations & Maintenance Multi - commodity operations leader with 20+ years experience across technical and leadership roles, including two Northern Nevada gold startups Paul Mead Senior Environmental Permitting Manager 30+ years managing environmental programs and compliance across utilities, industry, and government Gerald Font General Project Manager 25+ years delivering lithium and energy storage projects, including Albemarle DLE & conversion Lauren Rose Chief Communications Officer Communications, marketing and project development specialist with 30+ years of experience in the media and marketing sectors

Next Steps ACR Strategic Advisor, David Andrada

ACR’s Poised for U.S. Public Markets – Anticipated Next Steps 2 1 3 Proposed Pre - IPO Capital Raise ▪ $25 - 50M Bridge Convertible Note ▪ Anticipated Timing to Close: target March 2026 ▪ PIK Interest: 10% ▪ Terms: 30% discount to valuation ▪ Status: Terms received and under review for $20M in investment Complete Proposed Business Combination ▪ LOI announced December 2025 ▪ BCA negotiation underway Proposed PIPE Funding ▪ $100 - 200M Proposed PIPE raise ▪ Soft sounding with strategics and financial investors have commenced ▪ Anticipated Timing to Close: between BCA signing and closing of transaction targeting end of summer 2026 For Further Details on Investment Opportunities David Andrada Strategic Advisor, ACR ACR@hallchadwick.com 23

24 Thank You Any Questions?